POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ADVISORONE FUNDS, a Delaware statutory trust (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the President of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES ASH, BRIAN NIELSEN AND ANDREW ROGERS, and each of them individually, as attorney-in-fact for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to such Trust's Registration Statement (File Nos. 333-20635 and 811-08037), hereby giving and granting to said attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done to accomplish all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of June, 2009.

/s/ W. Patrick Clarke

W. Patrick Clarke

President

STATE OF NEBRASKA

)

)

ss:

COUNTY OF DOUGLAS

)

Before me, a Notary Public, in and for said county and state, personally appeared W. Patrick Clarke, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 25th day of June, 2009.

/s/ Kelly Schultz

Notary Public

My commission expires: November 29, 2009

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ADVISORONE FUNDS, a Delaware statutory trust (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the Treasurer of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES ASH AND BRIAN NIELSEN , and each of them individually, as attorney-in-fact for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to such Trust's Registration Statement (File Nos. 333-20635 and 811-08037), hereby giving and granting to said attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done to accomplish all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of June, 2009.

/s/ Andrew Rogers

 Andrew Rogers

Treasurer

STATE OF NEBRASKA

)

)

ss:

COUNTY OF DOUGLAS

)

Before me, a Notary Public, in and for said county and state, personally appeared Andrew Rogers, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 25th day of June, 2009

.

/s/ Kelly Schultz

Notary Public

My commission expires: November 29, 2009

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ADVISORONE FUNDS, a Delaware statutory trust (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES ASH, BRIAN NIELSEN AND ANDREW ROGERS, and each of them individually, as attorney-in-fact for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to such Trust's Registration Statement (File Nos. 333-20635 and 811-08037), hereby giving and granting to said attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done to accomplish all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of June, 2009.

/s/ Michael Miola

Michael Miola

Trustee

STATE OF NEBRASKA

)

)

ss:

COUNTY OF DOUGLAS

)

Before me, a Notary Public, in and for said county and state, personally appeared Michael Miola, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 25th day of June, 2009.

/s/ Kelly Schultz

Notary Public

My commission expires: November 29, 2009

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ADVISORONE FUNDS, a Delaware statutory trust (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES ASH, BRIAN NIELSEN AND ANDREW ROGERS, and each of them individually, as attorney-in-fact for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to such Trust's Registration Statement (File Nos. 333-20635 and 811-08037), hereby giving and granting to said attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done to accomplish all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of June, 2009.

/s/ L. Merill Bryan

L. Merill Bryan

Trustee

STATE OF NEBRASKA

)

)

ss:

COUNTY OF DOUGLAS

)

Before me, a Notary Public, in and for said county and state, personally appeared L. Merill Bryan, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 25th day of June, 2009.

/s/ Kelly Shultz

Notary Public

My commission expires:November 29, 2009

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ADVISORONE FUNDS, a Delaware statutory trust (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES ASH, BRIAN NIELSEN AND ANDREW ROGERS, and each of them individually, as attorney-in-fact for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to such Trust's Registration Statement (File Nos. 333-20635 and 811-08037), hereby giving and granting to said attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done to accomplish all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of June, 2009.

/s/ Gary Lanzen

Gary Lanzen

Trustee

STATE OF NEBRASKA

)

)

ss:

COUNTY OF DOUGLAS

)

Before me, a Notary Public, in and for said county and state, personally appeared Gary Lanzen, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 25th day of June, 2009.

/s/ Kelly Schutlz

Notary Public

My commission expires: November 29, 2009

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ADVISORONE FUNDS, a Delaware statutory trust (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES ASH, BRIAN NIELSEN AND ANDREW ROGERS, and each of them individually, as attorney-in-fact for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to such Trust's Registration Statement (File Nos. 333-20635 and 811-08037), hereby giving and granting to said attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done to accomplish all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 25th day of June, 2009.

/s/Anthony J. Hertl

Anthony J. Hertl

Trustee

STATE OF NEBRASKA

)

)

ss:

COUNTY OF DOUGLAS

)

Before me, a Notary Public, in and for said county and state, personally appeared Anthony J. Hertl, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 25th day of June, 2009.

/s/ Kelly Schultz

Notary Public

My commission expires: November 29, 2009

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, ADVISORONE FUNDS, a Delaware statutory trust (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES ASH, BRIAN NIELSEN and ANDREW ROGERS, and each of them individually, as attorney-in-fact for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to such Registration Statement (File Nos. 333-20635 and 811-08037), hereby giving and granting to said attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done to accomplish all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 25th day of June, 2009.

ATTEST:

ADVISORONE FUNDS

By:

/s/ Brian Nielsen________________

By: /s/ W. Patrick Clarke

Brian Nielsen, Secretary

W. Patrick Clarke, President

STATE OF NEBRASKA

)

)

ss:

COUNTY OF DOUGLAS

)

Before me, a Notary Public, in and for said county and state, personally appeared W. Patrick Clarke, President, and Brian Nielsen, Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 25th day of June, 2009.

/s/Kelly Shultz

Notary Public

My commission expires: November 29, 2009

CERTIFICATE

The undersigned, Secretary of ADVISORONE FUNDS, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held June 25, 2009, and is in full force and effect:

WHEREAS, ADVISORONE FUNDS, a Delaware statutory trust (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES ASH, BRIAN NIELSEN and ANDREW ROGERS, and each of them individually, as attorney-in-fact for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to such Registration Statement (File Nos. 333-20635 and 811-08037), hereby giving and granting to said attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done to accomplish all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney-in-fact may or shall lawfully do or cause to be done by virtue hereof.

Dated:  June 25, 2009

/s/ Brian Nielsen

Brian Nielsen, Secretary

AdvisorOne Funds